Exhibit (q)(7)

POWER OF ATTORNEY

We, the undersigned Trustees of:

Asian Small Companies Portfolio
Emerging Markets Portfolio
Global Growth Portfolio
Greater China Growth Portfolio
South Asia Portfolio

each a New York trust, (do hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Asian Small Companies Portfolio	Eaton Vance Growth Trust
Emerging Markets Portfolio	Eaton Vance Special Investment Trust
Global Growth Portfolio	Eaton Vance Growth Trust
Greater China Growth Portfolio	Eaton Vance Growth Trust
South Asia Portfolio	Eaton Vance Special Investment Trust

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

	Signature	Title	Date

/s/	Edward K.Y. Chen
		Trustee	November 1, 2005
Edward K. Y. Chen

/s/	Robert Lloyd George
		Trustee	November 1, 2005
Robert Lloyd George

POWER OF ATTORNEY

The undersigned officer of Asian Small Companies Portfolio, Emerging Markets Portfolio, Greater China Growth Portfolio and South Asia Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes or any of them, to be true, sufficient and lawful attorneys, or attorney , to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Asian Small Companies Portfolio	Eaton Vance Growth Trust
Emerging Markets Portfolio	Eaton Vance Special Investment Trust
Greater China Growth Portfolio	Eaton Vance Growth Trust
South Asia Portfolio	Eaton Vance Special Investment Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Robert Lloyd George
	President and Principal Executive Officer	November 1, 2005
Robert Lloyd George

POWER OF ATTORNEY

The undersigned officer of Large-Cap Growth Portfolio, Small-Cap Portfolio, Tax-Managed Mid-Cap Core Portfolio, and Tax-Managed Small-Cap Value Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney , to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Large-Cap Growth Portfolio	Eaton Vance Growth Trust
Small-Cap Portfolio	Eaton Vance Growth Trust
Tax-Managed Mid-Cap Core Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Value Portfolio	Eaton Vance Mutual Funds Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ James B. Hawkes
	President and Principal Executive Officer	November 1, 2005
James B. Hawkes

POWER OF ATTORNEY

The undersigned officer of Worldwide Health Sciences Portfolio, a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney , to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of Eaton Vance Growth Trust, in respect of shares of beneficial interest and other documents and papers relating thereto.

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Samuel D. Isaly
	President and Principal Executive Officer	November 1, 2005
Samuel D. Isaly

POWER OF ATTORNEY

The undersigned officer of Cash Management Portfolio, Emerging Markets Portfolio, Large-Cap Growth Portfolio, Small-Cap Portfolio and Tax-Managed International Equity Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney , to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Cash Management Portfolio	Eaton Vance Mutual Funds Trust
Emerging Markets Portfolio	Eaton Vance Special Investment Trust
Large-Cap Growth Portfolio	Eaton Vance Growth Trust
Small-Cap Portfolio	Eaton Vance Growth Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date
/s/ Kristin S. Anagnost
	Treasurer and Principal Financial and Accounting Officer	November 1, 2005
Kristin S. Anagnost